UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2003

NEWPORT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	0-1649	94-0849175
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Item 7.  Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 24, 2003.

Item 12.  Results of Operations and Financial Condition.

On September 24, 2003, Newport Corporation (the “Registrant”) issued a press release updating the guidance that it previously provided with respect to its financial outlook for the third quarter of 2003. The press release is attached to this Form 8-K as Exhibit 99.1.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

September 24, 2003	By:	/s/ JEFFREY B. COYNE
Jeffrey B. Coyne
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Page No.

99.1	Press Release dated September 24, 2003.	4

3